UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

25 Phillips Parkway
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 518-2401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On October 4, 2006, Platinum Energy Resources, Inc., a Delaware corporation (“Platinum Energy”), its wholly-owned subsidiary, PER Acquisition Corp., a Delaware corporation (“Acquisition Sub”) and Tandem Energy Corporation, a Colorado corporation (“TEC”) entered into an Asset Acquisition Agreement and Plan of Reorganization (the “Acquisition Agreement”) pursuant to which Platinum Energy will acquire all of the assets and assume all of the liabilities of TEC, including approximately $42 million of TEC's debt, in exchange for the issuance of approximately 8 million shares of Platinum Energy common stock to TEC shareholders (the “Transaction”). The total number of shares to be received by TEC will be $60 million divided by the per share cash value of the Platinum Energy IPO trust account at the time of closing. The per share cash value was $7.52 as of September 30, 2006. After the Transaction is consummated, TEC and its parent, Tandem, will liquidate and distribute the Platinum Energy shares to Tandem's shareholders.

The Acquisition Agreement was entered into as part of a restructuring of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of January 26, 2006, among Platinum Energy, Acquisition Sub and Tandem Energy Holdings Inc., a Nevada corporation (“Tandem”), parent corporation to TEC, as amended (the “Merger Agreement”). Accordingly, on October 4, 2006, Platinum Energy, Acquisition Sub and Tandem entered into a Termination Agreement pursuant to which the Merger Agreement was mutually terminated and is of no further force and effect. The Termination Agreement also provides for mutual releases of the parties thereto from any liability of any type or nature whatsoever related to or arising out of the Merger Agreement and the transactions contemplated thereby.

The closing of the Transaction is subject to various closing conditions, including the effectiveness of Platinum Energy’s registration statement relating to the shares of its common stock being issued as consideration for the asset acquisition, the filing of a proxy statement with the U.S. Securities and Exchange Commission, approval of the Acquisition Agreement by the shareholders of Platinum Energy and TEC and the satisfaction or waiver of other customary conditions. In addition, the closing is conditioned on holders of not more than twenty percent (20%) of the shares of Platinum Energy common stock voting against the Transaction and electing to convert their shares of Platinum Energy common stock into cash, as permitted by the Platinum Energy certificate of incorporation. The initial shareholders, officers and directors of Platinum Energy, who hold approximately 20% of Platinum Energy’s voting stock, have agreed to vote their shares on the Transaction in accordance with the vote of the majority of the non-affiliated Platinum Energy shareholders. TEC’s sole shareholder, Tandem, has agreed to vote in favor of the Transaction. Accordingly, TEC shareholder approval is assured.

Platinum Energy and Tandem have made customary representations and warranties and covenants in the Acquisition Agreement. In addition, Tandem has agreed not to solicit proposals related to alternative business combination transactions or enter into discussions concerning or provide information in connection with alternative business combination transactions. Platinum Energy has agreed not to enter into any agreement to acquire any oil and gas interest that would require a closing prior to the closing of the Transaction. The Acquisition Agreement contains customary termination rights for both Platinum Energy and TEC.

The foregoing description of the Acquisition Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the Acquisition Agreement and Termination Agreement, which are filed hereto as Exhibit 2.1 and Exhibit 10.1 respectively, and are incorporated into this report by reference.

The Acquisition Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about Platinum Energy or TEC. The Acquisition Agreement contains representations and warranties that the parties to the Acquisition Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties are to exchange with each other prior to November 10, 2006. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of their Acquisition Agreement and are modified in important part by the underlying disclosure schedules.

On October 5, 2006, Platinum Energy issued a press release announcing that it has entered into the Acquisition Agreement with TEC. A copy of the press release is attached as Exhibit 99.1.

Forward-Looking Statements

Platinum Energy claims the protection of the safe harbor for “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Platinum Energy’s and Tandem's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in the U.S. and abroad; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Tandem and TEC are engaged; fluctuations in oil and gas prices and in customer demand; management of rapid growth; intensity of competition; general economic conditions; as well as other relevant risks detailed in Platinum Energy's filings with the Securities and Exchange Commission. The information regarding Tandem and TEC contained in this press release has been provided by Tandem. Further, the information set forth herein should be read in light of such risks. Neither Platinum Energy nor Tandem assumes any obligation to update the information contained in this report.

Additional Information and Where to Find It

Platinum Energy Resources, Inc. intends to file with the Securities and Exchange Commission a registration statement on Form S-4 and a related revised proxy statement/prospectus in connection with the transaction as restructured. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND RELATED PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED ASSET ACQUISITION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by Platinum Energy with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at http://www.sec.gov. Free copies of the proxy statement/ prospectus, once available, and other documents may also be obtained free of charge from Platinum Energy's investor relations at alan@cjpcom.com or by directing a request to Platinum Energy Resources, Inc., 25 Phillips Parkway, Montvale, NJ 07645.

The respective directors and executive officers of Platinum Energy and other persons may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the asset acquisition agreement. Information regarding Platinum Energy's directors and executive officers is available in its Prospectus dated October 24, 2005 filed with the Securities and Exchange Commission on October 26, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

2.1 Asset Acquisition Agreement and Plan of Reorganization, dated as of October 4, 2006, among Platinum Energy Resources, Inc., Tandem Energy Corporation and PER Acquisition Corp.

10.1 Termination Agreement, dated as of October 4, 2006, among Platinum Energy Resources, Inc., PER Acquisition Corp., Tandem Energy Holding, Inc.

99.1  Press Release dated October 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: October 10, 2006	/s/ Barry Kostiner
Barry Kostiner Chief Executive Officer